Contract #: 331013


                                  SERVICE AGREEMENT
                               FOR RATE SCHEDULE FTS-8

               This Service Agreement, made and entered into this 28 day of June, 1994, by and between TEXAS EASTERN TRANSMISSION CORPORATION, a Delaware Corporation (herein called "Pipeline") and ELIZABETHTOWN GAS COMPANY, a Division of NUI Corporation, (herein called "Customer", whether one or more),

                                 W I T N E S S E T H:

               WHEREAS, the Federal Energy Regulatory Commission required Pipeline to restructure Pipeline's services to reflect compliance with Order Nos. 636, 636-A, and 636-B (collectively hereinafter referred to as "Order No. 636"); and

               WHEREAS, by order issued January 13, 1993 (62 FERC P61,015) and order issued April 22, 1993 (63 FERC P61,100), the Federal Energy Regulatory Commission accepted Pipeline's revised tariff sheets filed in compliance with Order No. 636 to become effective June 1, 1993, subject to certain conditions set forth in the April 22, 1993 order; and

               WHEREAS, Customer made its final Order No. 636 service elections on May 3, 1993 pursuant to the April 22, 1993 order and Pipeline filed revised tariff sheets to become effective June 1, 1993 in compliance with the April 22, 1993 order;

               NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties do covenant and agree as follows:


                                      ARTICLE I

                                  SCOPE OF AGREEMENT

               Subject to the terms, conditions and limitations hereof, of Pipeline's Rate Schedule FTS-8, Pipeline agrees to deliver on a firm basis for Customer's account quantities of gas up to the following quantity:

                    Maximum Daily Quantity (MDQ)  8,469 dth

               Pipeline shall receive for Customer's account, at the Customer Point(s), for transportation hereunder daily quantities of gas up to Customer's MDQ, plus Applicable Shrinkage. Pipeline shall transport and delivery for Customer's account, at the CNG Point(s), such daily quantities tendered up to such Customer's MDQ.

               Pipeline shall receive for Customer's account, at the CNG Point(s), for transportation hereunder daily quantities of gas up to Customer's MDQ, plus Applicable Shrinkage. Pipeline shall transport and deliver for Customer's account, at the Customer Point(s), such daily quantities tendered up to such Customer's MDQ.

               Pipeline shall not be obligated to, but may at its discretion, receive at any Point of Receipt on any day a quantity of gas in excess of the applicable Maximum Daily Receipt Obligation (MDRO), plus Applicable Shrinkage, but shall not receive in the aggregate at all Points of Receipt on any day a quantity of gas in excess of the applicable MDQ, plus Applicable Shrinkage. Pipeline shall not be obligated to, but may at its discretion, deliver at any Point of Delivery on any day a quantity of gas in excess of the applicable Maximum Daily Delivery Obligation (MDDO), but shall not deliver in the aggregate at all Points of Delivery on any day a quantity of gas in excess of the MDQ, as specified in the executed service agreement.


                                      ARTICLE II

                                  TERM OF AGREEMENT

               This Service Agreement shall become effective on June 1, 1993 and shall continue in force and effect until March 31, 2006, and from year to year thereafter unless terminated by either party upon twenty-four months' prior written notice. Subject to
          Section 22 of Pipeline's General Terms and Conditions and without prejudice to such rights, this Service Agreement may be terminated at any time by Pipeline in the event Customer fails to pay part or all of the amount of any bill for service hereunder and such failure continues for thirty (30) days after payment is due; provided, Pipeline gives thirty (30) days prior written notice to Customer of such termination and provided further such termination shall not be effective if, prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Pipeline of such outstanding bill. Notwithstanding the foregoing, service shall not be terminated unless and until Pipeline has received abandonment authority pursuant to Section 7 of the Natural Gas Act. Customer shall have the right to oppose Pipeline's application to the Federal Energy Regulatory Commission, or any successor agency, for such abandonment authority. For the 120 days following termination of this Service Agreement, Pipeline shall utilize its best efforts to provide Customer with such additional interruptible transportation service, to be provided pursuant to Rate Schedule IT-1 or successor of Rate Schedule IT-1, as is necessary for Customer to withdraw and receive delivery of all gas remaining in storage pursuant to CNG's Rate Schedule GSS.

               Any portions of this Service Agreement necessary to correct or cash-out imbalances under this Service Agreement as required by the General Terms and Conditions of Pipeline's FERC Gas
          Tariff, Volume No. 1, shall survive the other parts of this Service Agreement until such time as such balancing has been accomplished.


                                     ARTICLE III

                                    RATE SCHEDULE

               This service Agreement in all respects shall be and remain subject to the applicable provisions of Rate Schedule FTS-8 and of the General Terms and Conditions of Pipeline's FERC Gas Tariff on file with the Federal Energy Regulatory Commission, all of which are by this reference made a part hereof.

               Customer shall pay Pipeline, for all services rendered hereunder and for the availability of such service in the period stated, the applicable prices established under Pipeline's Rate Schedule FTS-8 as filed with the Federal Energy Regulatory Commission, and as same may be hereafter revised or changed.

               Pipeline shall have the right from time to time, by the filing of a revised rate schedule, to incfease or decrease the rates, to change the form of the applicable rate schedule and to take such other and further action with respect thereto without further consent by customer and such changes in rates an dother changes shall become the Rate Schedule and Terms and Conditions under which the gas shall be transported hereunder. Customer shall have the right to oppose any of the foregoing and to request reduction in rates to the extent that Customer is legally permitted to do so under the Natural Gas Act.


                                      ARTICLE IV

                         CUSTOMER POINT(S) AND CNG POINT(S)

               Natural gas to be received by Pipeline for Customer's account for service hereunder shall be received on the outlet side of the measuring station at or near the following designated Customer Point(s) or CNG Point(s), and natural gas to be delivered by Pipeline for Customer's account hereunder shall be delibered at the outlet side of the measuring stations at or near the following designated CNG Point(s) or Customer Point(s), in accordance with the Maximum Daily Receipt Obligation (MDRO) plus Applicable Shrinkage, Maximum Daily Delivery Obligation (MDDO), receipt and delivery pressure obligations and measurement responsibilities indicated below for each:

      Customer                          Maximum Daily   Pressure                       Measurement
      Point                             Obligation      Obligation                     Responsibilities
      1.  In Middlesex County, New      8,469 dth       At any pressure requested by   Pipeline
      Jersey, and designated by                         Customer, provided however,
      Pipeline as Measuring Station                     the Maximum Delivery Pressure
      72075                                             shall not exceed 300 psig

      2.  In Hunterdon County, New      6,122 dth       At any pressure requested by   Pipeline
      Jersey, and designated by                         Customer, provided however,
      Pipeline as Measuring Station                     the Maximum Delivery Pressure
      70584                                             shall not exceed 300 psig

      3.  Middlesex County, New         8,469 dth       At any pressure requested by   Pipeline
      Jersey, and designated by                         Customer, provided however,
      Pipeline as Measuring Station                     the Maximum Delivery Pressure
      71075                                             shall not exceed 300 psig

                                        Maximum Daily   Pressure                       Measurement
      CNG Point                         Obligation      Obligation                     Responsibilities

      1.  In Noble County, Ohio, and        0 dth (1)   At such pressure existing in   TE
      designated by Pipeline as         4,432 dth (2)   Pipeline's facilities not to
      Measuring Station 70450                           exceed the Maximum Allowable
                                                        Operating Pressure
      2.  In Monroe County, Ohio, and       0 dth (1)   At such pressure existing in   TE
      designated by Pipeline as         4,432 dth (2)   Pipeline's facilities not to
      Measuring Station 70471                           exceed the Maximum Allowable
                                                        Operating Pressure

      3.  In Monroe County, Ohio, and       0 dth (1)   At such pressure existing in   CNG Transmission
      designated by Pipeline as         4,432 dth (2)   Pipeline's facilities not to
      Measuring Station 70983                           exceed the Maximum Allowable
                                                        Operating Pressure

      4.  In Monroe County, Ohio, and       0 dth (1)   At such pressure existing in   TE
      designated by Pipeline as         4,432 dth (2)   Pipeline's facilities not to
      Measuring Station 70004                           exceed the Maximum Allowable
                                                        Operating Pressure

      5.  In Marshall County, West          0 dth (1)   At such pressure existing in   TE
      Virginia, and designated by       4,432 dth (2)   Pipeline's facilities not to
      Pipeline as Measuring Station                     exceed the Maximum Allowable
      70372                                             Operating Pressure

      6.  In Greene County,             4,432 dth (1)   At such pressure existing in   TE
      Pennsylvania, and designated by   4,432 dth (2)   Pipeline's facilities not to
      Pipeline as Measuring Station                     exceed the Maximum Allowable
      75037                                             Operating Pressure

      7.  In Somerset County,           4,432 dth (1)   At such pressure existing in   TE
      Pennsylvania, and designated by   4,432 dth (2)   Pipeline's facilities not to
      Pipeline as Measuring Station                     exceed the Maximum Allowable
      70051                                             Operating Pressure

      8.  In Westmoreland County,       4,432 dth (1)   At such pressure existing in   CNG Transmission
      Pennsylvania, and designated by   4,432 dth (2)   Pipeline's facilities not to
      Pipeline as Measuring Station                     exceed the Maximum Allowable
      75082                                             Operating Pressure

      9.  In Clinton County,            4,037 dth (1)   At such pressure existing in   CNG Transmission
      Pennsylvania, and designated by   4,037 dth (2)   Pipeline's facilities not to
      Pipeline as Measuring Station                     exceed the Maximum Allowable
      75931                                             Operating Pressure


     (1)  For receipt by Pipeline for Customer's Account
     (2)  For delivery by Pipeline for Customer's Account



          provided,   however,  that   Pipeline's  maximum   daily  receipt
          obligation shall not exceed 4,432 dth in the aggregate at CNG Points (6), (7) and (8) above;

          further provided, however, that Pipeline's maximum daily delivery obligation shall not exceed 4,432 dth in the aggregate at CNG Points (1) through (8) above;

          further provided, however, receipt of gas by Pipeline for Customer's account at Customer Point(s) shall be accomplished solely by the displacement of gas quantities otherwise deliverable to Customer by Pipeline pursuant to other contractual arrangements between Pipeline and Customer, and which quantities shall be billed by Pipeline and paid by Customer as if such deliveries in fact occurred pursuant to the relevant contractual arrangements;

          further provided, however, that until changed by a subsequent Agreement between Pipeline and Customer, Pipeline's aggregate maximum daily delivery obligations at each of the Customer Points described above, including Pipeline's maximum daily delivery obligations under this and all other Service Agreements existing between Pipeline and Customer, shall in no event exceed the following:

                    Customer                 Aggregate Maximum
                    Delivery                 Daily Delivery Obligation

                    No. 1                    39,047 dth
                    No. 2                     6,122 dth
                    No. 3                    37,652 dth

          and provided further that Pipeline shall have no obligation to delivery natural gas designated as MDQ at any Customer Point other than that listed below:

                                    Customer Point

                Measuring Station 71075, Middlesex County, New Jersey


                                      ARTICLE V

                                       QUALITY

               All natural gas tendered to Pipeline for Customer's account shall conform to the quality specifications set forth in Section 5 of Pipeline's General Terms and Conditions. Customer agrees that in the event Customer tenders for service hereunder and Pipeline agrees to accept natural gas which does not comply with Pipeline's quality specifications, as expressly provided for in
          Section 5 of Pipeline's General Terms and Conditions, Customer shall pay all costs associated with processing of such gas as necessary to comply with such quality specifications.


                                      ARTICLE VI

                                      ADDRESSES

               Except as herein otherwise provided or as provided in the General Terms and Conditions of Pipeline's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Service Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be considered as duly delivered when mailed by registered, certified, or regular mail to the post office address of the parties hereto, as the case may be, as follows:

               (a) Pipeline:       TEXAS EASTERN TRANSMISSION CORPORATION
                                   5400 Westheimer Court
                                   Houston, TX 77056-5310

               (b) Customer:       ELIZABETHTOWN GAS COMPANY
                                   One Elizabethtown Plaza
                                   UNION, NJ 07083


          or such other address as either party shall designate by formal written notice.


                                     ARTICLE VII

                                     ASSIGNMENTS

               Any Company which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of Customer, or of Pipeline, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Service Agreement; and either Customer or Pipeline may assign or pledge this Service Agreement under the provisions of any mortgage, deed of trust, indenture, bank credit agreement, assignment, receivable sale, or similar instrument which it has executed or may execute hereafter;
          otherwise, neither Customer nor Pipeline shall assign this Service Agreement or any of its rights hereunder unless it first shall have obtained the consent thereto in writing of the other; provided further, however, that neither Customer nor Pipeline shall be released from its obligations hereunder without the consent of the other.


                                     ARTICLE VIII

                                    INTERPRETATION

               The interpretation and performance of this Service Agreement shall be in accordance with the laws of the State of Texas without recourse to the law governing conflict of laws.


               This Service Agreement and the obligations of the parties are subject to all present and future valid laws with respect to the subject matter, State and Federal, and to all valid present and future orders, rules, and regulations of duly constituted authorities having jurisdiction.


                                      ARTICLE IX

                          CANCELLATION OF PRIOR CONTRACT(S)

               This Service Agreement supersedes and cancels, as of the effective date of this Service Agreement, the contract(s) between the parties hereto as described below:

               Service Agreement dated April 12, 1990, between Pipeline and Customer under Pipeline's Rate Schedule SS-3 (Pipeline's Contract No. 311993)


               IN WITNESS WHEREOF, the parties hereto have caused this Service Agreement to be signed by their respective Presidents, Vice Presidents or other duly authorized agents and their respec-tive corporate seals to be hereto affixed and attested by their respective Secretaries or Assistant Secretaries, the day and year first above written.

                                   TEXAS EASTERN TRANSMISSION CORPORATION

                                   By  /S/ Diane T. Tom
                                        Vice President


          ATTEST:

          /S/ Robert W. Reed
              Secretary

                                        ELIZABETHTOWN GAS COMPANY

                                        By  /S/ Thomas E. Smith
                                             VICE PRESIDENT
                                             SUPPLY AND PLANNING
          ATTEST:

          /S/ Kenneth G. Ward
              Assistant Secretary